SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 28, 1998



                       Rochester & Pittsburgh Coal Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




 Pennsylvania                          0-7181                    25-0761480
----------------                    ------------             -------------------
(State or other                     (Commission               (I.R.S. Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)



655 Church Street, Indiana, Pennsylvania                            15701
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (724) 349-5800



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On May 28, 1998, Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Consol Inc. ("Parent") and its wholly owned subsidiary, Consol Commonwealth Inc. ("Merger Sub"), pursuant to which Merger Sub will merge (the "Merger") with and into Registrant with Registrant as the surviving corporation. The Merger is subject to approval by the stockholders of Registrant as well as various regulatory approvals.

         The Merger Agreement provides that, upon consummation of the Merger, each outstanding share of Common Stock of Registrant, other than any shares held by shareholders who perfect their statutory dissenters rights will be cancelled and converted automatically into the right to receive an amount in cash, without interest, equal to $43.50 per share of Common Stock. For further information regarding the terms and conditions of the Merger Agreement, reference is made to the Merger Agreement filed as Exhibit 1 hereto and incorporated herein by reference.

         On May 28, 1998, Parent, Merger Sub and certain stockholders of Registrant owning a majority of Registrant's outstanding Common Stock entered into a Stockholders Agreement (the "Stockholders Agreement"), whereby such stockholders, agreed, among other things, to grant Parent an irrevocable proxy to vote the shares of such stockholders in favor of the approval and adoption of the Merger Agreement and an option, exercisable under certain circumstances, to purchase all of the Common Stock held by such stockholders at a price of $43.50 per share in cash. For further information regarding the terms and conditions of the Stockholders Agreement, reference is made to the Stockholders Agreement filed as Exhibit 2 hereto and incorporated herein by reference.

         Exhibit 3 to this Form 8-K Report is the press release regarding the Merger issued jointly by Registrant and Parent on May 28, 1998.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired:

             Not applicable.

         (b) Pro forma financial information:

             Not applicable.

         (c) Exhibits:

             1. Agreement and Plan of Merger dated as of May 28, 1998 among
                Consol Inc., Consol Commonwealth Inc. and Rochester & Pittsburgh Coal Company.

             2. Stockholders Agreement dated as of May 28, 1998 among Consol
                Inc., Consol Commonwealth Inc., Peter Iselin, O'Donnell Iselin II, Columbus O'D. Iselin, Gordon B. Whelpley, Jr., Emilie I. Wiggin and Urling I. Searle.

             3. May 28, 1998 joint press release issued by Rochester &
                Pittsburgh Coal Company and Consol Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROCHESTER & PITTSBURGH COAL COMPANY


Date:  June 5, 1998                     By: /s/ Thomas W. Garges, Jr.
                                            ------------------------------------
                                            Thomas W. Garges, Jr., President and
                                              Chief Executive Officer

                                 EXHIBIT INDEX

                                                                    Sequentially
Exhibit Number                     Description                     Numbered Page
--------------                     -----------                     -------------
      1 Agreement and Plan of Merger dated as of May 28, 1998 among Consol Inc., Consol
                   Commonwealth Inc. and Rochester &
                   Pittsburgh Coal Company.

      2            Stockholders Agreement dated as of
                   May 28, 1998 among Consol Inc., Consol
                   Commonwealth  Inc.,  Peter Iselin,
                   O'Donnell Iselin II, Columbus O'D. Iselin,
                   Gordon B. Whelpley, Jr., Emilie I. Wiggin and Urling I. Searle.

      3 May 28, 1998 joint press release issued by Rochester & Pittsburgh Coal Company and
                   Consol Inc.